Exhibit
99.1
Press Release
Cal-Maine Foods Expands Board
of Directors and
Appoints Two Independent Directors
RIDGELAND,
Miss., June 23,
2026—Cal-Maine Foods,
Inc. (Nasdaq:
CALM), the
largest egg
company
in the United States and a leading player
in the egg-based food industry, today announced
the appointment
of Haley
R. Fisackerly and
Michael J.
Highfield as independent
members of its Board
of Directors, effective
June 23, 2026. Concurrently with these appointments, the Board was increased from eight to ten directors.
The appointment
of Haley
and Mike
further strengthens
the
Board's collective
expertise as
the
company
expands its
business, pursues
new opportunities,
and executes its
long-term
strategic
objectives.
“Haley and Mike are accomplished
leaders whose experience, judgment, and strategic perspectives will be tremendous assets to our Board and
our shareholders,” said Dolph Baker, Board Chair of
Cal-Maine Foods.
“As Cal-Maine
continues
its evolution
into a
more diversified
egg-based food
company, their
expertise
in
operations,
infrastructure,
economic
development,
finance,
capital
markets,
and organizational
leadership
will help support
our continued
momentum
and long-term
value creation.”
Haley R. Fisackerly
Mr.
Fisackerly
brings
more
than
three
decades
of
leadership
experience
in
utility
operations,
regulatory
affairs,
customer
service,
public
policy,
and
economic
development.
Mr.
Fisackerly
currently
serves
as
President and
Chief Executive
Officer of Entergy
Mississippi, LLC. Since
assuming
his current role
in
2008,
he has led significant
operational, infrastructure,
and economic development
initiatives.
He currently serves
on the board of BankFirst Financial Services.
Michael J. Highfield, Ph.D., CFA,
CTP, ChBP
Dr. Highfield brings more than
two decades of experience in
finance, banking, capital markets, governance,
and executive
leadership. He
currently serves
as the
Provost and
Executive Vice President
of Mississippi
Christian University,
where he is
responsible for
academic strategy, institutional
effectiveness, accreditation,
and
long-term
planning.
He
previously
served
as
Professor
of
Finance
and
Head
of
the
Department
of
Finance and
Economics at
Mississippi State University
and was recently
named the next
President and Chief
Academic Officer of
the
Graduate School of
Banking at
LSU. He is
a Chartered
Financial Analyst (CFA)
charterholder,
Certified Treasury
Professional
(CTP),
and
Chartered
Banking
Professional
(ChBP),
with
expertise
in financial
institutions,
corporate
finance, risk
management,
and investment
oversight.

Exhibit
99.1
Mr. Fisackerly and Dr.
Highfield will join the Board’s Compensation,
Audit and Nominating and Corporate
Governance Committees.
Following the
appointment of Mr. Fisackerly
and Dr. Highfield,
the Board
consists of ten
directors, seven
of whom are independent.
About Cal-Maine Foods
Cal-Maine Foods,
Inc. (NASDAQ: CALM)
is the
largest egg
company in the
United States and a
leading
player in
the egg-based food
industry. With
a strong national
footprint, Cal-Maine Foods provides
nutritious,
affordable, and sustainable protein to millions of households every day.
The company’s
portfolio spans
the full egg
value ladder—from
conventional
to specialty, including
cage-
free,
organic,
brown,
free-range,
pasture-raised,
and
nutritionally
enhanced—serving
both
retail
and
foodservice customers nationwide. Cal-Maine Foods also
participates in the growing prepared foods
sector,
with
offerings
such
as
pre-cooked
egg patties,
omelets,
folded and
scrambled
egg
formats, hard-cooked
eggs,
pancakes,
waffles,
and
specialty
wraps.
Its
branded
portfolio
includes
Eggland’s
Best®,
Land
O’Lakes®,
Farmhouse
Eggs®,
4Grain®,
Sunups®,
Sunny
Meadow®,
MeadowCreek
Foods®,
Van’s
Foods®, and Crepini®.
Headquartered in Ridgeland,
Mississippi,
Cal-Maine’s
strategy combines
scale, operational
excellence, and
financial
discipline
with a
commitment
to innovation
and sustainability,
to enable
the company
to deliver
trusted
nutrition,
enduring partnerships,
and long-term
value for its
stakeholders.
Forward Looking Statements
Statements
contained in this
press release
that are not historical
facts are forward-looking
statements
as that
term is defined in
the Private Securities Litigation Reform
Act of 1995.
The forward-looking statements are
based
on
management’s
current
intent,
belief,
expectations,
estimates
and
projections
regarding
our
Company and
our
industry. These
statements
are not
guarantees of
future performance
and involve
risks,
uncertainties,
assumptions and other
factors that
are difficult
to predict
and may be beyond our control. The
factors
that
could
cause
actual
results
to
differ
materially
from
those
projected
in
the
forward-looking
statements
include,
among
others,
(i)
the
risk
factors
set
forth
the
company’s
SEC Filings
(including
its
Annual Report on Form 10-K,
as updated in Part II
Item 1A of
the company’s quarterly reports on Form
10-
Q and Current Reports on Form 8-K), (ii) the risks and
hazards inherent in the shell egg, egg products, and
prepared
foods
operations
(including,
as
applicable, disease,
pests,
weather
conditions,
and
potential
for
product
recall),
including
but
not
limited
to
the
current
outbreak
of
HPAI
affecting
poultry
in
the
U.S.,
Canada and
other countries
that was first
detected in commercial
flocks in
the
U.S. in February
2022 and
that impacted our flocks in the third and fourth quarters
of fiscal 2024 and again in
March 2026, (iii) changes
in
the
demand
for
and
market
prices
of
shell
eggs
and
feed
costs
as
well
as
increase
in
input
costs
for
prepared foods, (iv)
our ability
to predict and meet
demand for cage-free
and other specialty
eggs, (v) risks,
changes, or
obligations
that
could result
from
our recent
or future
acquisition
of new flocks
or businesses,
such as
our acquisition
of Echo Lake
Foods completed June
2, 2025, and
risks or
changes that
may cause
conditions
to completing
a pending
acquisition
not
to be met,
(vi) our
ability
to successfully
integrate
and
manage
recently
acquired
businesses
like
Echo
Lake
Foods
and
realize
the
expected
benefits
of
such
acquisitions, including synergies, cost savings, reduction in earnings volatility, margin expansion, financial returns,
expanded
customer
relationships,
or
sales
or
growth
opportunities,
(vii)
our
ability
to
compete
effectively
with existing
and new
market
entrants,
retain
existing
customers,
acquire
new customers
and
grow our
product
mix including
our
prepared
foods
product offerings,
(viii)
the
impacts of
government,
customer
and
consumer reactions
to
high
market
prices for
eggs,
including,
without
limitation, potential
new or expanded government
regulations
(ix)
potential
impacts
to our business
as a result
of our Company

Exhibit
99.1
ceasing to
be a “controlled
company” under
the rules
of The Nasdaq
Stock Market
on April 14, 2025,
(x)
risks relating
to potential
changes in inflation,
interest
rates and trade and tariff
policies, (xi)
adverse results
in pending litigation
and other legal
matters,
and (xii) global
instability,
including as a result
of geopolitical
conflicts and
uncertainties. The
company’s SEC
filings may
be obtained
from the
SEC or the
company’s
website, www.calmainefoods.com.
Readers
are cautioned not
to place
undue reliance
on forward-looking
statements because, while
we believe the
assumptions on which
the forward-looking
statements are based
are reasonable, there
can be no
assurance that these
forward-looking statements
will prove to be
accurate.
Further, forward-looking
statements
included
herein are
made
only as of
the respective
dates thereof,
or if
no
date
is
stated,
as
of
the
date
hereof.
Except
as
otherwise
required
by law,
we
disclaim
any
intent
or
obligation to update publicly
these forward-looking statements, whether because
of new information,
future
events, or otherwise.
Contacts
Investors:
ir@cmfoods.com
Media: media@cmfoods.com
Telephone: (601) 948-6813
###